SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    Form 8-K


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


       Date of Report (date of earliest event reported): January 27, 1997


                         CERX ENTERTAINMENT CORPORATION
             (Exact Name of Registrant as specified in its Charter)


                                     Nevada
                 (State or other jurisdiction of incorporation)


       0-25022                                              72-1148906
(Commission File Number)                            (IRS Employer Ident. Number)


              90 Madison Street, Suite 707, Denver, Colorado 80206
            (Address of Principal Executive Offices, incl. Zip Code)


         Registrant's telephone number, incl. area code: (303) 355-3350


          (Former name or former address, if changed since last report)
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Item 5.  Other Events.


     Change of Corporate Name

     Chelsea Atwater, Inc., a Nevada corporation, has changed its corporate name to CERX ENTERTAINMENT CORPORATION (the "Company"). The Company filed an amendment to its certificate (articles) of incorporation on January 27, 1997, with the Nevada Secretary of State changing its name to CEREX ENTERTAINMENT CORPORATION. However, after effecting this change of name, the Company discovered certain name conflicts. Accordingly, effective March 19, 1997, the Company again filed an amendment to its certificate (articles) of incorporation with the Nevada Secretary of State, this time changing the corporate name to CERX ENTERTAINMENT CORPORATION, that is, dropping the second "e" in the word Cerex. There appear to be no conflicts affecting use of the name CERX.

     The common stock of the Company is quoted on the OTC Electronic Bulletin Board under new symbol CERX (former symbol CHWT).

     In connection with its current business, the Company has reserved numerous domain names or URL's (uniform resource locators) on the Internet, including cerx.com and cerx.net.

     Amendment of Certificate of Incorporation and Bylaws

     In addition to the filing of amendments for name changes noted above, on February 28, 1997, the Company filed with the Nevada Secretary of State a comprehensive amendment which amended the Company's existing certificate (articles) of incorporation in their entirety, which is attached to this report as an exhibit. The Company's board of directors has adopted a new set of bylaws, which also are attached as an exhibit to this report.

     Establishment and Designation of Series A Preferred Stock

     The Board of Directors, pursuant to statutory authority set forth in the Nevada General Corporation Law and to authority contained in the Company's articles of incorporation as amended to date, by resolution established a series of preferred stock consisting of 4,000,000 shares, designated as the SERIES A, 6.75% NON-VOTING CONVERTIBLE PREFERRED STOCK. The terms, privileges, preferences, restrictions and limitations of such series is set forth in that resolution, which has been duly filed with the Nevada Secretary of State under cover of a certificate of amendment, which is attached as an exhibit to this report.

     Amendment of 1994 Compensatory Stock Option Plan

     The Board of Directors has amended Section 6 of the Company's 1994 Compensatory Stock Option Plan, relating to the term of options granted under that plan and employment with the Company. The amendment is attached as an exhibit to this report.


Item 7.  Financial Statements and Exhibits.


     (a) Financial Statements. NOT APPLICABLE.


     (b) Pro Forma Financial Information. NOT APLICABLE.

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



     (c) Exhibits. The following documents are filed herewith as exhibits to this report on Form 8-K. References in the list of exhibits to the "Company" refer to Cerx Entertainment Corporation.


     3.1 Certificate of Amendment of the Company (effecting name change to Cerex Entertainment Corporation) as filed with the Nevada Secretary of State on January 27, 1997.

     3.2 Certificate of Amendment of the Company (amending certificate of incorporation in its entirety) as filed with the Nevada Secretary of State on February 28, 1997.

     3.3 Certificate of Amendment of the Company (establishing and designating the Series A, 6.75% Non-Voting Convertible Preferred Stock of the Company) as filed with the Nevada Secretary of State on March 12, 1997.

     3.4 Certificate of Amendment of the Company (effecting name change to Cerx Entertainment Corporation) as filed with the Nevada Secretary of State on March 19, 1997.

     3.5  Bylaws of the Company.

     10.1 Amendment to 1994 Compensatory Stock Option Plan dated December 23, 1996.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

DATED: March 20, 1997
                                           CERX ENTERTAINMENT CORPORATION



                                           By: /s/ John D. Brasher Jr.
                                           ---------------------------
                                           John D. Brasher Jr., President and
                                           Chief Executive Officer

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